Exhibit 3.32

[SEAL]	DEAN HELLER Secretary of State 206 North Carson Street Carson City, Nevada 89701-4299 (775) 684 5708 Website: secretaryofstate.biz	Entity # E0110882006-7 Document Number: 20060096500-08

Articles of Organization Limited-Liability Company (PURSUANT TO NRS 86)		Date Filed: 2/16/2006 10:50:29 AM In the office of

/s/ Dean Heller
Dean Heller Secretary of State

ABOVE SPACE IS FOR OFFICE USE ONLY

1.	Name of Limited-Liability Company	CRIMSON CARDINAL CAPITAL, LLC		Check box if a Series Limited- Liability Company ☐

2.	Resident Agent Name and Street Address: (must be a Nevada address where process may be done)	LIONEL SAWYER & COLLINS, LTD Name 300 SOUTH FOURTH STREET, SUITE 1700 Physical Street Address	LAS VEGAS City	NEVADA,	89101 Zip Code

			_________________	_______
		Additional Mailing Address	City	State	Zip Code

3.	Dissolution Date: (OPTIONAL ____ Instructions)	Latest date upon which the company is to dissolve (if existence is not perpetual) ____________________

4.	Management: (Check ___)	Company shall be managed by ☒ Manager(s) OR ☐ Members

5.	Names Addresses of Manager(s) or Members (attach additional pages as necessary)	DAVID M HALL Name 1618 STATION STREET	VANCOUVER, BRITISH COLUMBIA	CANADA	V6A 1B6
		Address	City	State	Zip Code

		DAVID D. MCMASTERS Name 101 NORTH BEND WAY, SUITE 201	NORTH BEND	WA	98045
		Address	City	State	Zip Code

		DAVID D. PHINNEY Name 101 NORTH BEND WAY, SUITE 201	NORTH BEND	WA	98045
		Address	City	State	Zip Code

6.	Names, Addresses and Signatures of Organizers (if more than one organizer attach additional pages)	RENEE BLANGO-MICHIE Name 300 SOUTH FOURTH STREET, SUITE 1700	/s/ Renee Blango-Michie Signature
			LAS VEGAS	NV	89101
		Address	City	State	Zip Code

7.	Certificate of Acceptance of Appointment of Resident Agent:	I hereby accept appointment as Resident Agent for the above named limited-liability company LIONEL SAWYER & COLLINS, LTD.
By: /s/ Illegible
		Authorized Signature of R A or On Behalf of R A Company		Date 2.16.2006

This form must be accompanied by appropriate fees

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